EXECUTION VERSION

AMENDMENT NO. 2 dated as of September 8, 2011 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 1, 2010, as amended on March 2, 2011 (the “Credit Agreement”), among VISHAY INTERTECHNOLOGY, INC., the Subsidiary Borrowers party thereto, the Lenders party thereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H :

          WHEREAS the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;

          WHEREAS the Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting the Required Lenders, are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Credit Agreement.

          SECTION 2. Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

          (a) Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

     “Available Liquidity” means, as of any date, the sum of (a) the aggregate amount of unused Commitments in effect as of such date, or, if less, the amount of Loans that could be made on such date pursuant to such Commitments that would not cause the Leverage Ratio on such date to equal or exceed 2.75 to 1.00, and (b) the amount of Unrestricted Cash (including Permitted Investments) as of that date.

          (b) Amendments to Section 6.08. Clause (viii) of Section 6.08(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(viii) so long as no Default shall have occurred and be continuing at the time of any purchase or other Restricted Payment, the Company may repurchase shares of its common stock for cash and declare and pay dividends with respect to its common stock payable in cash in an aggregate amount for all such repurchases and dividends subsequent to November 9, 2010 not exceeding the sum of (A) $450,000,000, (B) the Interim CNI Basket Amount as of the date on which any such Restricted Payment is made and (C) an aggregate amount which, when taken together with the aggregate amount of all other CNI Expenditures subsequent to the Effective Date, does not exceed the CNI Basket Amount as of the date on which any such Restricted Payment is made, provided that, immediately after giving effect to any Restricted Payments made in reliance on this clause (viii), (x) the Leverage Ratio is, on a pro forma basis, less than 2.75 to 1.00, (y) the Company is in compliance, on a pro forma basis, with the covenant set forth in Section 6.12, and (z) Available Liquidity is not less than $400,000,000.”

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          SECTION 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Second Amendment Effective Date, that:

          (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Company and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) The representations and warranties of the Company and the Subsidiary Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

          (c) On and as of the Second Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

          SECTION 4. Amendment Fee. The Company agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) prior to 5:00 p.m., New York City time, on September 8, 2011, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the aggregate principal amount of the Commitment (whether used or unused) of such Lender as of the Second Amendment Effective Date; provided that the Company shall have no liability for any such Amendment Fee if this Amendment does not become effective in accordance with Section 5 below. Such Amendment Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Second Amendment Effective Date, shall not be subject to setoff or counterclaim, and shall be in addition to any other fees or amounts referred to in Sections 5 and 11 below.

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          SECTION 5. Effectiveness. This Amendment shall become effective on the date, not later than September 8, 2011 (the “Second Amendment Effective Date”) on which the Administrative Agent (i) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders and (ii) shall have received payment, for the accounts of the Lenders entitled thereto, of the Amendment Fee referred to in Section 4 hereof and, to the extent invoiced, of all out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed by the Borrowers under the Credit Agreement or pursuant to Section 10 hereof.

          SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          (b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

          SECTION 10. Fees and Expenses. Without limiting the Company’s obligations under the Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. All fees shall be payable in immediately available funds and shall not be refundable.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

VISHAY INTERTECHNOLOGY, INC.

by	/s/ Peter Henrici

Name: Peter Henrici
Title: Sr. VP - Treasurer

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, individually and as
Administrative Agent,

By	/s/ Kenneth D. Coons

Name: Kenneth D. Coons
Title: Vice President – Senior
Underwriter

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Comerica Bank

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Bank Leumi USA

by	/s/

Name:
Title:

Name of Institution:1

by	/s/

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Bank Hapoalim B.M.

by	/s/

Name:
Title:

Name of Institution:1

by	/s/

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: RBS Citizens, N.A.

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: HSBC Bank USA, NA

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Sovereign Bank

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: TD Bank, N.A.

by	/s/

Name:
Title:

Name of Institution:1

by

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: KBC Bank, N.V.

by	/s/

Name:
Title:

Name of Institution:1

by	/s/

Name:
Title:
____________________
1	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
VISHAY INTERTECHNOLOGY, INC.
CREDIT AGREEMENT

Name of Institution: Intesa Sanpaolo S.p.A., New York Branch

by	/s/

Name:
Title:

Name of Institution:1

by	/s/

Name:
Title:
____________________
1	For any Lender requiring a second signature line.